UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

Grayscale® Ethereum Trust (ETH)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56193	82-6677805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Ethereum Trust (ETH) Shares	ETHE	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Ethereum Trust (ETH) (the “Trust”), previously announced on September 16, 2022 that the Trust had declared a distribution and established a record date for the distribution of rights to the ETH Proof of Work tokens (“ETHPoW”), which were received by the Trust as a result of a fork in the Ethereum blockchain on September 15, 2022, following the upgrade referred to as the “Merge,” to holders of record of the Trust (“Record Date Shareholders”) as of the close of business on September 26, 2022 (the “Record Date”). The right to acquire, or otherwise establish dominion and control over, any ETHPoW as a result of the aforementioned fork in the Ethereum blockchain is referred to as an “Incidental Right” and any such ETHPoW acquired through such Incidental Rights is referred to as “IR Virtual Currency”.

Pursuant to the terms of the Trust Agreement governing the Trust, the Trust previously appointed Grayscale Investments, LLC as agent (in this capacity, the “Agent”) on behalf of the Record Date Shareholders and transferred all of the Incidental Rights then held by the Trust to the Agent on behalf of the Record Date Shareholders. The Agent, on behalf of the Record Date Shareholders of the Trust, previously communicated that it would look to acquire the IR Virtual Currency as soon as practicable after receipt of the Incidental Rights and thereafter sell the IR Virtual Currency over a period of time, not then expected to exceed 180 days. For more information on the transfer of the Incidental Rights by the Trust to the Agent, see the Trust’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2022.

On March 16, 2023, the Agent announced that it intends to extend the review period during which it will continue the process of evaluating the market environment to determine whether it can acquire the IR Virtual Currency and whether, when, and in what manner it may sell the IR Virtual Currency on behalf of the Record Date Shareholders. Such review period is not currently expected to exceed 180 days from the date hereof. A copy of the announcement is attached hereto as Exhibit 99.1.

The trading venues for the IR Virtual Currency have not yet been broadly established, and there is continued uncertainty both as to whether digital asset custodians will support the IR Virtual Currency and if trading markets with meaningful liquidity will develop. If digital asset custodians do support the IR Virtual Currency and/or trading markets do develop, it is expected that the IR Virtual Currency’s value will fluctuate widely for some time. As a result of this uncertainty, as well as the potential for significant volatility in prices for the IR Virtual Currency, it is not possible to predict whether the Agent will be able to acquire the IR Virtual Currency or the value, if any, that the Agent will be able to obtain from sales of the IR Virtual Currency. Therefore, if the Agent is able to sell the IR Virtual Currency at all, there can be no assurance as to the price(s) for the IR Virtual Currency that the Agent may realize, and the value of the IR Virtual Currency may increase or decrease after any sale of the IR Virtual Currency by the Agent.

Record Date Shareholders are advised to consult with their advisors as to the tax and other consequences of the foregoing.

This Current Report on Form 8-K and the accompanying press release include statements that may constitute forward-looking statements. In evaluating these statements, you should consider various factors, including the risks and uncertainties we describe in the “Risk Factors” section of our most recent Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (“SEC”). Factors that could cause our actual results to differ materially from these forward-looking statements include changes in and/or risks associated with: recent developments in the digital asset economy which have led to extreme volatility and disruption in digital asset markets; the particular risks associated with new technologies and blockchain technology; the status of digital assets under the federal securities laws; inability of the Trust to redeem Shares; the inability of the Trust to meet its investment objective; economic conditions in the digital asset industry and digital asset markets; general economic, market and business conditions; global or regional political, economic or financial conditions, events and situations; reliance on third party service providers; the use of technology by us and our vendors, including the Custodian, in conducting our business, including disruptions in our computer systems and data centers and our transition to, and quality of, new technology platforms; changes in laws or regulations, including those concerning taxes, made by governmental authorities or regulatory bodies; the costs and effect of any litigation or regulatory investigations; our ability to maintain a positive reputation; world economic and political developments; and other risks described from time to time in reports and other documents we file with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made, and involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Neither the Trust nor the Grayscale Investments, LLC is under a duty or undertakes an obligation to update or revise publicly any such forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Grayscale Investments, LLC dated March 16, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Ethereum Trust (ETH)

Date:	March 16, 2023	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer